Retirement benefits	6 Months Ended
Jun. 30, 2022
Disclosure of defined benefit plans [abstract]
Retirement benefits	Retirement benefits
As at 30 June 2022, the Barclays Bank Group’s IAS 19 net pension surplus across all schemes was £5bn (December 2021: £3.6bn). The UK Retirement Fund (UKRF), which is the Barclays Bank Group’s main scheme, had an IAS 19 net pension surplus of £5.2bn (December 2021: £3.8bn). The movement for the UKRF was driven by an overall increase in AA corporate bond yields (used for discounting future liabilities), a reduction in long-term expected price inflation assumption and the payment of deficit reduction contributions. These movements were partially offset by the fall in the value of UKRF's assets and the impact of high recent inflation on the liabilities.
UKRF funding valuations
The latest annual update as at 30 September 2021 showed the funding position had improved to a surplus of £0.6bn from a deficit of £0.9bn shown as at 30 September 2020. The improvement was mainly due to £0.7bn of deficit reduction contributions and favourable asset returns, partially offset by higher expected long term price inflation. The deficit recovery plan agreed at the last triennial valuation requires deficit reduction contributions from Barclays Bank PLC of £294m in 2022 and £286m in 2023. The deficit reduction contributions are in addition to the regular contributions to meet the Group’s share of the cost of benefits accruing over each year. £147m of the 2022 deficit reduction contributions were paid in April, with the remaining £147m for 2022 due in September. The next triennial actuarial valuation of the UKRF is due to be completed in 2023 with an effective date of 30 September 2022.
During 2019 and 2020, the UKRF, the Barclays Bank Group’s main pension scheme, subscribed for non-transferable listed senior fixed rate notes for £1.25bn issued by entities consolidated within the Barclays Bank Group under IFRS 10. As a result of these transactions, the CET1 impact of the 2019 and 2020 deficit contributions was deferred until 2023, 2024 and 2025 upon maturity of the notes. Following the PRA’s statement on 13 April 2022, Barclays Bank PLC is planning to unwind these transactions and to agree the terms and timing of this unwind with the UKRF Trustee as part of the next triennial actuarial valuation as at 30 September 2022. Upon unwind, this would result in a c.30bps reduction to the CET1 ratio being accelerated to Q4 2022 from 2023, 2024 and 2025.